UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                         Date of Report: April 11, 2011


                            Vibe Records, Inc. Nevada
             (Exact name of registrant as specified in its charter)

         Nevada                    000-51107                   71-0928242
(State of incorporation)    (Commission File Number)    (IRS Employer ID Number)

824 Old Country Road, PO Box 8, Westbury NY                       11590
 (Address of principal executive offices)                      (Zip Code)

                                 (516) 333-2400
                        (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant to Rule 13e-4c under the Exchange
    Act (17 CFR 240.13e-4c)
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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

(a)

(1) As previously reported on Form 8-K for the date of December 30, 2011, our previous independent accountant, S. W. Hatfield, CPA, advised us that information had come to its attention that could potentially materially impact the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements (including information that, unless resolved to his satisfaction, would prevent it from rendering an unqualified audit report on those financial statements). The information that had come to its attention is as follows: (i) an increase in non-cash expenses during fiscal year 2009 as a result of the possible issue of "cheap stock", (ii) the allocation of cash expenses between management compensation and other expenses and (iii) issues regarding our ownership or lack of ownership of a business operated through a web site, which individually or collectively may require a restatement of prior periods or a withdrawal of previously issued opinions.

Following an evaluation of the information provided by S. W. Hatfield, CPA, our board of directors concluded on April 11, 2011, that our financial statements for the fiscal years ended September 30, 2008 and 2009 should no longer be relied upon because of errors in such financial statements.

(2) A brief description of the facts with respect to such information is as follows:

(i) An increase in non-cash expenses during fiscal year ended September 30, 2009 as a result of the possible issue of "cheap stock" - As previously reported, we issued 6,685,000 shares of our common stock for services which we valued at $529,550. We have determined that the number of shares was overstated and the valuation understated. The correct number of shares was 5,940,000 and the proper fair value on the respective dates of issue was $880,999. Accordingly, the appropriate valuation of the stock issued will increase total expenses and net loss by $351,449.

(ii) The allocation of cash expenses between management compensation and other expenses during the fiscal years ended September 30, 2009 - We will prepare an analysis of the expenses originally reported as company expenses to determine which, if any, may be Mr. Olphie's personal expenses and adjust the financial statements accordingly.

(iii) Issues regarding our ownership or lack of ownership of a business operated through a web site - We operate two web sites. These web sites are www.offthehookrecords.com and www.offthehookmodels.com, both registered trade names which we own. www.offthehookrecords.com offers recorded music for sale at its web site through an affiliation with Amazon.com. www.offthehookmodels.com offers services to photographic models. These web sites have not generated revenues. We believe that these endeavors are not material and have not included information about them in our financial statements, but will include appropriate disclosure in our restated financial statements. If they were to become material in the future, segment reporting may be required.

(3) Our board of directors has discussed the matters disclosed above with S. W. Hatfield, CPA.

(b) If the registrant is advised by, or receives notice from, its independent accountant that disclosure should be made or action should be taken to prevent future reliance on a previously issued audit report or completed interim review related to previously issued financial statements, disclose the following information:

(1) S. W. Hatfield, CPA advised us of the forgoing on April 11, 2010.

(2) Our financial statements for the fiscal year ended September 30, 2008 and 2009 should not be relied upon.

(3) A brief description of the information provided by S. W. Hatfield, CPA. is set forth under (a), above.

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
(4) Our board of directors has discussed the matters disclosed above with S. W. Hatfield, CPA.

(c)

(1) We have provided S. W. Hatfield, CPA with a copy of this report on Form 8-K on April 27, 2011.

(2) We have requested S. W. Hatfield, CPA to furnish to us as promptly as possible a letter addressed to the Commission stating whether it agrees with the statements we make in this report on Form 8-K and, if not, stating the respects in which it does not agree; and to date.

(3) We have not received S. W. Hatfield, CPA's letter at the date this report on Form 8-K is filed with the Commission.

SECTION 9.01 - FINANCIAL STATEMENT AND EXHIBITS

(c) Exhibits

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit                             Description
-------                             -----------

16.1          Letter from S. W. Hatfield, CPA to be filed by amendment

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VIBE RECORDS, INC. NEVADA


By: /s/ Timothy J. Olphie
    ----------------------------------
    Timothy J. Olphie
    Chief Executive Officer and
    Chief Financial Office

Date: May 5, 2011

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